ALLIANCE INTERNATIONAL FUND

SEMI-ANNUAL REPORT
DECEMBER 31, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                              ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

January 30, 1998

Dear Shareholder:

This semi-annual report contains investment results and market activity for Alliance International Fund for the period ended December 31, 1997.

MARKET REVIEW
Third quarter equity market volatility spilled over into the fourth quarter as global equities once again experienced three consecutive months of staggered price performance. Concerns about an upward drift in interest rates abated rapidly in the face of the deflationary impulse emanating from the economic crisis in Asia. This allowed bonds to rally sharply during the period and provided support to equities, which were generally under pressure from an increasingly uncertain outlook for corporate earnings.

As the quarter and year drew to a close, the Asian crisis, which has so broadly affected the investment equation, appeared to recede slightly on positive news from both Korea and Japan. In the case of Korea, faster than expected receipt of funds from the International Monetary Fund (IMF) helped stem the slide in the won. This helped buy time for the authorities to continue working on a plan to restructure the economy. In Japan, government officials made several attempts to restore confidence in the financial system and the economy. This was accomplished through measures designed to provide funding for the capital-strapped financial institutions, to create additional fiscal spending and to introduce a tax cut for corporations and individuals. With news turning for the better, albeit modestly, investors pushed equity prices higher toward year-end, thus allowing many markets in Europe and the U.S. to finish at or near the record highs achieved during the summer.

INVESTMENT RESULTS
During the six month period ended December 31, 1997, your Fund, as well as its benchmarks, performed poorly. Your Fund's Class A shares posted a -7.49% return at net asset value, while the Lipper International Funds Average achieved a -6.45% return and the MSCI World Index (minus the U.S.) had a -7.92% return. Your Fund underperformed its Lipper benchmark as a result of its overweight exposure to European technology stocks such as Nokia Corp. and Telefonaktiebolaget LM Ericsson which exhibited poor stock performance. The Fund's overweight position in Hong Kong, which saw a significant decline during the period, also hurt performance. Stock selection in Japan, which was also hit by the Asian crisis, contributed significantly to your Fund's performance during the period.

INVESTMENT RESULTS*
Period Ended December 31, 1997
                                             TOTAL RETURN
                                       6 MONTHS      12 MONTHS
                                      ----------    -----------
ALLIANCE INTERNATIONAL FUND
   Class A                              -7.49%         1.41%
   Class B                              -7.83%         0.57%
   Class C                              -7.88%         0.50%

MSCI WORLD INDEX
   (minus the U.S.)                     -7.92%         2.56%

LIPPER INTERNATIONAL FUNDS AVERAGE      -6.45%         5.44%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF DECEMBER 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES CHARGED TO THAT CLASS. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   ALL COMPARATIVE BENCHMARKS ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MINUS THE U.S.), TRACKS THE PERFORMANCE OF STOCK MARKETS IN 20 FOREIGN COUNTRIES. THE LIPPER INTERNATIONAL FUNDS AVERAGE FOR THE SIX AND 12 MONTH PERIODS ENDED DECEMBER 31, 1997 REFLECTS THE PERFORMANCE OF 472 AND 421 MUTUAL FUNDS, RESPECTIVELY. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


MARKET PERFORMANCE
European equities rose 0.1% and 23.8%, during the fourth quarter and year, respectively, in U.S. dollar terms. Measured in local terms, the two best performing markets were Switzerland and Italy, both returning over 55% for the year. Even Austria, the most poorly performing developed market in Europe, appreciated 18.5%.


1



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

Japan suffered further declines in equity prices during the quarter on the back of concerns about the health of the banking system, the bankruptcy of several prominent corporations and a backward slide in domestic activity toward near recession levels. Overall, equity prices fell 13.6% for the fourth quarter and 14.5% for the year as measured by the MSCI Japan Index in local currency terms. A further strengthening of the U.S. dollar added to these loses for dollar-based investors, thus bringing U.S. dollar returns to a decline of 19.8% for the fourth quarter and 23.7% for the year as measured by the MSCI Japan Index in local currency terms. Market breadth continued to narrow as only a handful of export sensitive and domestically oriented stocks did well. By quarter's end, nearly 30% of the stocks listed on the Tokyo Stock Exchange were trading at prices below $5.00 per share.

In the Asian emerging markets, a material widening in risk premiums for both equity and debt led to significant declines in prices for both asset groups. As measured by the MSCI Far East Free ex-Japan Index, equity prices fell in U.S. dollar terms by 44.3% for the full year. This decline was composed almost equally of declining local prices and depreciating currencies versus the U.S. dollar.

EXPORTS DRIVING EUROPEAN GROWTH
On the economic front, the UK economy appeared to slow modestly under the weight of high short-term interest rates and a strong currency. Increased domestic activity in all Continental markets but Germany appeared evident during the quarter. Given the 1% value added tax increase in Germany scheduled for this spring, we do not expect a material improvement in domestic consumption. Exports, which have been driving economic growth in much of Europe, should continue to do so in 1998 even with the Asian crisis providing a modestly slower tempo.

We used price weakness in October to add to many of our positions in Europe as we still find many opportunities to generate significant returns with these stocks. Nokia Corp. is a prime example of a well managed company with great growth prospects that investors sold off to unusually low levels in the fourth quarter. Like many companies, Nokia Corp. is "exposed" to Asia and may experience some decline in sales as a result of the slowdown in Asia. But, in our view, this impact will be minor and in no way deserves the price adjustment that the markets imposed on Nokia Corp. in October and November. There is a long list of companies that fit this characterization. We continue with the theme of restructuring and unlocking of shareholder value in many of our core holdings. This includes such stocks as Nestle, SA, Ciba Specialty Chemical Holding, Akzo Nobel NV and Novartis AG.

MORE OF THE SAME IN JAPAN
The outlook for Japan appears to be lackluster, with poor progress on financial restructuring. The authorities seem to be interested only in quelling the immediate threats and appear hesitant to clean up the financial system due to the lack of consensus. The possibility of a significant new fiscal stimulus package exists to bail out the banking system. However, the focus seems to be on saving the system rather than cleaning it up and strengthening it for the medium term. The trend toward restructuring is already slowing down in both the financial and manufacturing companies. Additionally, the lack of rapid capacity closure is going to make for slower profit growth in the year ahead.

Earnings momentum is remarkably slow for companies in general with the obvious exceptions. The economy continues to be disinflationary. Japanese Government bond yields are at all time lows. The stock market has the potential for further downside, although it is likely to be volatile as a result of potential policy announcements. The Fund's cash levels are relatively high right now due to recent sales and price strength in the stocks we would like to buy. Quality companies that are well-positioned in growth areas, both domestically and abroad, should continue to do well. We expect the companies in the portfolio to deliver earnings growth at or above market expectations.

We are still focusing on companies such as Rohm Co., Advantest Corp., Nintendo Co. and Sony Corp. We are looking for companies like these which earn a return on investment that is significantly in excess of their cost of capital and trade at reasonable valuations. As long as the Asian currencies are weak, we expect the Japanese currency to continue to remain weak versus the U.S. dollar. We are, however, only partly hedged because of the possibility of a stimulus package which would boost the yen.


2



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SOME STABILITY IN ASIA
The Asian crisis appears to be slowly abating, although the repercussions are likely to last for some time. Our response has been to maintain the overweight position in Hong Kong that we initiated at the end of October, but to otherwise further lighten our exposure to Asia. Although there are some well managed companies that look very inexpensive, they are unlikely to escape the credit crunch that is slowly developing in the region.

The big question is whether China devalues. China is a much larger exporter than many of the Asian countries put together. Even though the renminbi has soared over 60% relative to the rest of Asia, anecdotal evidence indicates that manufacturing costs in China are still fairly competitive versus the rest of Asia. Any decline in the Chinese currency is likely to encounter significant opposition from U.S. Treasury officials and the IMF as it would exacerbate China's trade surplus and prolong the Asian crisis. We do not foresee a Chinese devaluation in the near term, however, it is possible in the medium term.

We thank you for your continued interest and investment in Alliance International Fund and look forward to reporting its progress to you in future periods.

Sincerely,


John D. Carifa
Chairman and President


A. Rama Krishna
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES                   ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

Alliance International Fund is a diversified investment company that seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies participating in foreign economies with prospects of growth and foreign government securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       1.41%         -2.92%
Five Years                    10.03%          9.07%
Ten Years                      8.32%          7.85%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       0.57%         -3.16%
Five Years                     9.12%          9.12%
Since Inception*               5.01%          5.01%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       0.50%         -0.43%
Since Inception*               6.32%          6.32%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 9/17/90, Class B; 5/3/93, Class C.


4



TEN LARGEST HOLDINGS
DECEMBER 31, 1997 (UNAUDITED)                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                                 U.S.$ VALUE  NET ASSETS
-------------------------------------------------------------------------------
Ciba Specialty Chemical Holding--Develops and
  manufactures and markets chemical products which
  provide color, performance and care for plastics,
  coatings, fibers, fabrics, and other materials.       $ 9,003,416      3.5%
Nokia Corp.--Develops and manufactures mobile
  phones, networks, and systems for cellular and
  fixed networks.                                         8,834,884      3.5
Nestle, SA--A holding company whose subsidiaries
  produce and sell a variety of food and consumer
  products.                                               8,428,219      3.3
Novartis AG--Manufactures healthcare products for
  use in medical fields, as well as nutritional
  and agricultural products.                              8,158,431      3.2
Sanofi, SA--Researches and manufactures health
  care products and beauty aids.                          7,274,206      2.8
Akzo Nobel NV--A worldwide operating company,
  products include chemicals, man-made fibres,
  paints, enamels and salts, ethical drugs,
  veterinary products, hospital supplies and
  diagnostics.                                            7,172,191      2.8
Ladbroke Group Plc.--Diversified company with
  interests in off-track betting, hotels, and
  real estate.                                            6,813,235      2.7
Credito Italiano--provides a full range of banking
  services.                                               5,987,402      2.3
HSBC Holdings Plc.--Provides a variety of banking
  and financial services worldwide.                       5,447,284      2.1
KLM Royal Dutch Airlines NV--An international airline
  providing both cargo and passenger services.            5,344,243      2.1
                                                        $72,463,511     28.3%


5



INDUSTRY DIVERSIFICATION
DECEMBER 31, 1997 (UNAUDITED)                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                             U.S.$ VALUE  PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                         $      8,805           0.0%
Basic Industries                              12,296,212           4.8
Capital Goods                                  3,112,354           1.2
Consumer Manufacturing                        12,970,584           5.1
Consumer Services                             37,007,842          14.4
Consumer Staples                              27,789,227          10.8
Energy                                         9,212,989           3.6
Finance                                       54,292,993          21.2
Healthcare                                    34,953,010          13.6
Multi Industry                                 6,629,810           2.6
Mutual Funds                                     521,088           0.2
Technology                                    30,459,013          11.9
Transportation                                   505,250           0.2
Utilities                                      8,485,154           3.3
Total Investments*                           238,244,331          92.9
Cash and receivables, net of liabilities      18,244,523           7.1
Net Assets                                  $256,488,854         100.0%


*    Excludes short-term obligations.


6



PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.9%
ARGENTINA-0.8%
Telecom Argentina, SA (ADR)                      58,000      $ 2,073,500

AUSTRALIA-1.3%
Coca-Cola Amatil, Ltd.                          139,083        1,039,362
Normandy Mining, Ltd.                         1,042,173        1,012,062
Qantas Airways, Ltd.                            135,697          240,204
Woolworths, Ltd.                                309,504        1,034,820
                                                             ------------
                                                               3,326,448

BELGIUM-0.3%
Barco NV                                          4,444          814,378

BRAZIL-0.6%
Dixie Toga, SA                                   85,928           43,886
Telebras (ADR)                                   13,000        1,513,688
                                                             ------------
                                                               1,557,574

CHINA-0.2%
Guangshen Railway Co., Ltd. (ADR)                37,600          505,250

DENMARK-1.2%
Sophus Berendsen AS Cl. B                        18,757        3,093,344

FINLAND-5.3%
Enso OY Cl. R                                   150,000        1,164,397
Nokia Corp.                                     124,400        8,834,884
Orion-Yhtymae OY Series B                       137,634        3,538,615
                                                             ------------
                                                              13,537,896

FRANCE-9.8%
Banque Nationale De Paris (a)                    63,573        3,379,082
Elf Aquitaine, SA (a)                            29,384        3,417,596
Sanofi, SA (a)                                   65,343        7,274,206
SGS Thomson Microelectronics (a) (b)             18,320        1,133,871
Societe Generale (a)                             36,422        4,962,373
Total, SA (ADR)                                  38,298        2,125,539
  Cl. B                                          24,778        2,696,617
                                                             ------------
                                                              24,989,284

GERMANY-3.9%
Adidas AG                                        23,920        3,164,514
Merck KG                                         60,480        2,033,930
Prosieben Media AG pfd. (b)                     105,914        4,886,527
                                                             ------------
                                                              10,084,971

HONG KONG-5.9%
Cheung Kong Holdings                            384,000        2,514,905
Citic Pacific, Ltd.                             218,000          869,299
Dickson Concept International, Ltd.             329,000          479,765
HSBC Holdings Plc.                              221,000        5,447,284
Hysan Development Co., Ltd.
  warrants, expiring 4/30/98 (b)                  4,700               33
Sun Hung Kai Properties, Ltd.                   716,000        5,012,647
Television Broadcasting, Ltd.                   265,000          755,775
                                                             ------------
                                                              15,079,708

INDIA-0.4%
Industrial Credit & Investment Corp               4,000           52,000
  (GDR) (c)                                      33,300          432,900
State Bank Of India (GDR) (c)                    14,100          256,620
Videsh Sanchar Nigam (GDR) (c)                   11,600          162,690
                                                             ------------
                                                                 904,210

ITALY-3.7%
Credito Italiano                              1,942,000        5,987,402
Telecom Italia SpA                              560,572        3,580,175
                                                             ------------
                                                               9,567,577


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S.$ VALUE
-------------------------------------------------------------------------
JAPAN-20.5%
Advantest Corp. (a)                              41,900      $ 2,374,119
Bank of Tokyo-Mitsubishi (a)                    195,000        2,687,596
Bridgestone Corp. (a)                           134,000        2,903,675
Canon, Inc.                                     134,000        3,119,142
Dai Nippon Printing Co., Ltd.                    37,000          694,104
Daito Trust Construction Co., Ltd.              282,200        1,722,155
Fuji Photo Film Co.                              20,000          765,697
Fujitsu, Ltd.                                   248,000        2,658,499
Honda Motor Co. (a)                             113,000        4,144,487
Hoya Co.                                         52,000        1,632,465
Japan Tobacco, Inc.                                 270        1,914,395
Kokuyo                                           40,000          689,127
Nintendo Co. (a)                                 39,800        3,900,766
Rohm Co. (a)                                     34,000        3,462,481
Santen Pharmaceutical                            99,000        1,137,060
Shimano, Inc.                                    52,000          955,590
Shiseido Co., Ltd.                               91,000        1,240,276
Sony Corp. (a)                                   42,000        3,730,475
Sumitomo Electric Industries                    102,000        1,390,199
Sumitomo Realty and Development Co., Ltd.       187,000        1,073,890
Takeda Chemical Industries                       17,000          484,227
TDK Corp. (a)                                    48,000        3,616,539
Tokai Bank (a)                                  631,000        2,937,580
Yamanouchi (a) Pharmaceutical Co., Ltd.         155,000        3,323,124
                                                             ------------
                                                              52,557,668

MEXICO-1.6%
Fomento Ecomo, SA                               304,000        2,429,589
Panamerican Beverages Cl. A                      52,000        1,696,500
                                                             ------------
                                                               4,126,089

NETHERLANDS-6.9%
Akzo Nobel NV                                    41,600        7,172,191
International Nederlander Groep NV              123,200        5,188,666
KLM Royal Dutch Airlines NV                     144,490        5,344,243
                                                             ------------
                                                              17,705,100

PHILIPPINES-0.1%
Manila Electric Co. Cl. B                       110,300          364,943

RUSSIA-0.4%
Lukoil Oil Co. (ADR)                             10,550          973,237

SINGAPORE-0.4%
Singapore Press Holdings., Ltd.                  87,000        1,089,113

SOUTH KOREA-0.4%
S.K. Telecom Co., Ltd. (ADR)                    146,592          952,848

SPAIN-0.1%
Unidad Editorial, SA (d)                        297,500          312,313

SWEDEN-4.0%
ABB AB Series B                                 276,501        3,276,453
Sparbanken Sverige AB Series A                  152,300        3,465,425
Telefonaktiebolaget LM Ericsson                  92,065        3,464,322
                                                             ------------
                                                              10,206,200

SWITZERLAND-12.6%
Ciba Specialty Chemical Holding (b)              75,608        9,003,416
Nestle, SA                                        5,626        8,428,219
Novartis AG                                       5,030        8,158,431
Sairgroup (b)                                     2,012        2,753,901
Zurich Vericher Namen                             8,170        3,891,541
                                                             ------------
                                                              32,235,508

UNITED KINGDOM-12.3%
Bass Plc.                                       176,200        2,740,564
BPB Industries Plc.                             618,000        3,450,906
British Aerospace Plc.                              309            8,805


8



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Compass Group Plc.                              388,000     $  4,772,866
Guardian Royal Exchange Plc.                    688,885        3,742,073
Diageo Plc.                                     569,200        5,206,979
Ladbroke Group Plc.                           1,571,389        6,813,235
Tomkins Plc.                                    353,000        1,669,679
United Assurance Group Plc.                     378,201        3,260,977
                                                             ------------
                                                              31,666,084

OTHER-0.2%
Asesores Bursatiles Capital Fund NV (b)(d)           25          521,088
Total Common Stocks & Other Investments
  (cost $230,927,958)                                        238,244,331


                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
TIME DEPOSIT-3.6%
Bank of Montreal 6.25%, 1/02/98
  (cost $9,200,000)                              $9,200     $  9,200,000

TOTAL INVESTMENTS-96.5%
  (cost $240,127,958)                                        247,444,331
Other assets less liabilities-3.5%                             9,044,523

NET ASSETS-100%                                             $256,488,854


(a) Securities or portion thereof, with an aggregate market value of $53,247,970 have been segregated to collateralize forward exchange currency contracts.

(b)  Non-income producing security.

(c) Securities are exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $852,210 or .33% of net assets.

(d)  Restricted and illiquid Securities valued at fair value (See Notes A & F).

     Glossary of Terms:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997 (UNAUDITED)                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $240,127,958)         $247,444,331
  Cash, at value (cost $3,082,433)                                   3,070,564
  Receivable for investment securities sold                         10,368,053
  Unrealized appreciation of forward exchange currency contracts     3,381,946
  Receivable for shares of beneficial interest sold                  2,741,084
  Foreign taxes receivable                                             278,265
  Dividends and interest receivable                                    193,749
  Total assets                                                     267,477,992

LIABILITIES
  Payable for investment securities purchased                        9,200,000
  Payable for shares of beneficial interest redeemed                   583,671
  Advisory fee payable                                                 545,039
  Distribution fee payable                                              91,649
  Accrued expenses                                                     568,779
  Total liabilities                                                 10,989,138

NET ASSETS                                                        $256,488,854

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                           $    162,957
  Additional paid-in capital                                       247,192,600
  Distributions in excess of net investment income                  (1,990,398)
  Accumulated net realized gain on investments and foreign
    currency transactions                                              452,251
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     10,671,444
                                                                  $256,488,854
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($126,895,431/
    7,895,359 shares of beneficial interest issued and outstanding)     $16.07
  Sales Charge--4.25% of public offering price                             .71
  Maximum offering price                                                $16.78

  CLASS B SHARES
  Net asset value and offering price per share ($69,144,028/
    4,563,529 shares of beneficial interest issued and outstanding)     $15.15

  CLASS C SHARES
  Net asset value and offering price per share ($19,207,127/
    1,267,118 shares of beneficial interest issued and outstanding)     $15.16

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($41,242,268/2,569,732 shares of beneficial interest issued
    and outstanding)                                                    $16.05


See notes to financial statements.


10



STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)      ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $128,531)                                      $1,212,395
  Interest                                                68,182  $  1,280,577

EXPENSES
  Advisory fee                                         1,214,715
  Distribution fee - Class A                             119,471
  Distribution fee - Class B                             375,340
  Distribution fee - Class C                             111,981
  Custodian                                              398,391
  Transfer agency                                        304,300
  Audit and legal                                         96,655
  Printing                                                75,013
  Administrative                                          64,000
  Registration                                            41,779
  Trustees' fees                                          16,000
  Miscellaneous                                           39,889
  Total expenses                                                     2,857,534
  Net investment loss                                               (1,576,957)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      10,395,985
  Net realized loss on foreign currency transactions                (1,515,676)
  Net change in unrealized appreciation of:
    Investments                                                    (29,501,825)
    Foreign currency denominated assets and liabilities              3,195,142
  Net loss on investments and foreign currency transactions        (17,426,374)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(19,003,331)


See notes to financial statements.


11



STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   DEC. 31, 1997     JUNE 30,
                                                    (UNAUDITED)        1997
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                     $ (1,576,957)  $    136,758
  Net realized gain on investments and foreign
    currency transactions                             8,880,309     11,103,038
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities              (26,306,683)    13,688,698
  Net increase (decrease) in net assets from
    operations                                      (19,003,331)    24,928,494

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (340,015)    (1,212,031)
    Advisor Class                                      (164,972)        (6,456)
  Net realized gain on investments and foreign
    currency transactions
    Class A                                          (8,564,123)   (11,329,853)
    Class B                                          (5,015,932)    (4,543,388)
    Class C                                          (1,492,502)    (1,515,641)
    Advisor Class                                    (2,849,305)       (47,863)
CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (5,943,727)    (2,106,765)
  Total increase (decrease)                         (43,373,907)     4,166,497

NET ASSETS
  Beginning of year                                 299,862,761    295,696,264
  End of period (including undistributed net
    investment income of $91,546 at June 30,1997)  $256,488,854   $299,862,761


See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997 (UNAUDITED)                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Restricted securities, illiquid securities and securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent gains and losses from sales and maturities of debt securities, holding of foreign currency contracts, foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. Effective July 1, 1997 the Adviser has voluntarily agreed to waive unilaterally, for a minimum of two years, that portion of the Fund's advisory fee on the first $500 million of net assets in excess of the annualized rate of .85 of 1%. Pursuant to the advisory agreement, the Fund paid $64,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $175,134 for the six months ended December 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,956 from the sale of Class A shares and $85,088 and $4,073 in contingent deferred sales charges from the redemptions of Class B and Class C shares, respectively for the six months ended December 31, 1997.

Brokerage commissions paid on investment transactions for the six months ended December 31, 1997, amounted to $979,569, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,623,897 and $821,560, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by


14



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $183,457,641 and $218,021,335, respectively, for the six months ended December 31, 1997. There were no purchases or sales of U.S. government or government agency obligations for the six months ended December 31, 1997.

At December 31, 1997, the cost of investments for federal income tax purposes was $240,714,315. Accordingly, gross unrealized appreciation of investments was $24,580,669 and gross unrealized depreciation of investments was $17,850,653, resulting in net unrealized appreciation of $6,730,016, excluding foreign currency.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward foreign exchange currency contracts as follows:

                          CONTRACT       VALUE ON      U.S. $
                           AMOUNT      ORIGINATION     CURRENT      UNREALIZED
                            (000)          DATE         VALUE      APPRECIATION
                       -------------   -----------   -----------   ------------
FOREIGN CURRENCY
  SALE CONTRACTS
------------------
French Francs,
  expiring 3/05/98       115,455,000   $19,613,189   $19,251,099    $  362,090
Japanese Yen
  expiring 2/04/98     4,245,698,000    35,684,432    32,664,576     3,019,856
                                                                    ----------
                                                                    $3,381,946


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     DEC. 31, 1997    JUNE 30,    DEC. 31, 1997     JUNE 30,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold            9,262,012     6,622,075    $162,844,080    $114,715,975
Shares issued in
  reinvestment of
  dividends and
  distributions          434,528       663,141       7,195,776      11,054,555
Shares converted
  from Class B           107,942       117,002       1,897,573       2,047,012
Shares redeemed      (12,086,321)   (7,939,629)   (219,035,690)   (137,402,166)
Net decrease          (2,281,839)     (537,411)   $(47,098,261)   $ (9,584,624)

CLASS B
Shares sold            2,249,939     2,125,113    $ 37,792,755    $ 35,155,961
Shares issued in
  reinvestment of
  distributions          253,584       214,830       3,960,979       3,409,345
Shares converted
  to Class A            (114,230)     (123,261)     (1,897,573)     (2,047,012)
Shares redeemed       (2,213,721)   (1,982,904)    (37,755,006)    (32,750,197)
Net increase             175,572       233,778    $  2,101,155    $  3,768,097

CLASS C
Shares sold              284,073     1,792,800    $  4,875,063    $ 29,797,881
Shares issued in
  reinvestment of
  distributions           55,617        50,633         869,855         804,053
Shares redeemed         (384,672)   (2,075,557)     (6,485,956)    (34,583,108)
Net decrease             (44,982)     (232,124)   $   (741,038)   $ (3,981,174)


                      SIX MONTHS      OCT. 2,      SIX MONTHS       DOC. 2,
                         ENDED        1996(A)         ENDED         1996(A)
                     DEC. 31,1997       TO        DEC. 31,1997         TO
                      (UNAUDITED)  JUNE 30,1997    (UNAUDITED)    JUNE 30, 1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold            2,892,089       501,850     $54,759,950      $8,317,799
Shares issued in
  reinvestment of
  dividends and
  distributions          181,876         2,960       3,008,222          49,249
Shares redeemed         (970,020)      (39,023)    (17,973,755)       (676,112)
Net increase           2,103,945       465,787     $39,794,417      $7,690,936


(a)  Commencement of distribution.


16



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE F: RESTRICTED AND ILLIQUID SECURITIES

                                            DATE
SECURITY                                  ACQUIRED         U.S. $ COST
--------                                 ----------       -------------
Asesores Bursatiles Capital Fund, NV      10/29/90          $1,066,499
Unidad Editorial, SA                       1/20/92             369,591


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at December 31, 1997 was $833,401 representing 0.3% of net assets.


17



FINANCIAL HIGHLIGHTS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                             DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                 1997      ----------------------------------------------------------------
                                             (UNAUDITED)       1997          1996          1995         1994         1993
                                            -------------  ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $18.69         $18.32        $16.81        $18.38       $16.01       $14.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.07)(a)        .06(a)        .05(a)        .04         (.09)        (.01)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (1.29)          1.51          2.51           .01         3.02         1.17
Net increase (decrease) in net asset
  value from operations                        (1.36)          1.57          2.56           .05         2.93         1.16

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.05)          (.12)           -0-           -0-          -0-        (.04)
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.21)         (1.08)        (1.05)        (1.62)        (.56)        (.09)
Total dividends and distributions              (1.26)         (1.20)        (1.05)        (1.62)        (.56)        (.13)
Net asset value, end of period                $16.07         $18.69        $18.32        $16.81       $18.38       $16.01

TOTAL RETURN
Total investment return(b)                     (7.49)%         9.30%        15.83%          .59%       18.68%        7.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $126,895       $190,173      $196,261      $165,584     $201,916     $161,048
Ratio of expenses to average net assets         1.77%(c)       1.74%(d)      1.72%         1.73%        1.90%        1.88%
Ratio of net investment income (loss) to
  average net assets                            (.82)%(c)       .31%          .31%          .26%        (.50)%       (.14)%
Portfolio turnover rate                          135%            94%           78%          119%          97%          94%
Average commission rate paid(e)               $.0334         $.0363            --            --           --           --


See footnote summary on page 21.


18



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS B
                                            --------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                             DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                 1997      -----------------------------------------------------------------
                                             (UNAUDITED)       1997         1996          1995         1994          1993
                                            -------------  ------------  -----------  -----------  ------------  -----------
Net asset value, beginning of period          $17.71         $17.45       $16.19        $17.90       $15.74        $14.81

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)(a)       (.09)(a)     (.07)(a)      (.01)        (.19)(a)      (.12)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (1.21)          1.43         2.38          (.08)        2.91          1.14
Net increase (decrease) in net asset
value from operations                          (1.35)          1.34         2.31          (.09)        2.72          1.02

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.21)         (1.08)       (1.05)        (1.62)        (.56)         (.09)
Net asset value, end of period                $15.15         $17.71       $17.45        $16.19       $17.90        $15.74

TOTAL RETURN
Total investment return(b)                     (7.83)%         8.37%       14.87%         (.22)%      17.65%         6.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $69,144        $77,725      $72,470       $48,998      $29,943        $6,363
Ratio of expenses to average net assets         2.63%(c)       2.59%(d)     2.55%         2.57%        2.78%         2.70%
Ratio of net investment loss to
  average net assets                           (1.71)%(c)      (.51)%       (.46)%        (.62)%      (1.15)%        (.96)%
Portfolio turnover rate                          135%            94%          78%          119%          97%           94%
Average commission rate paid(e)               $.0334         $.0363           --            --           --            --


See footnote summary on page 21.

19


FINANCIAL HIGHLIGHTS (CONTINUED)                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS C
                                            ------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                                                       MAY 3,1993(F)
                                             DECEMBER 31,                  YEAR ENDED JUNE 30,                     TO
                                                 1997      --------------------------------------------------   JUNE 30,
                                             (UNAUDITED)      1997         1996         1995         1994         1993
                                            -------------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.73        $17.46       $16.20       $17.91       $15.74       $15.93

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)      (.09)(a)     (.07)(a)     (.14)        (.11)          -0-
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (1.21)         1.44         2.38          .05         2.84         (.19)
Net increase (decrease) in net asset
value from operations                          (1.36)         1.35         2.31         (.09)        2.73         (.19)

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.21)        (1.08)       (1.05)       (1.62)        (.56)          -0-
Net asset value, end of period                $15.16        $17.73       $17.46       $16.20       $17.91       $15.74

TOTAL RETURN
Total investment return(b)                     (7.88)%        8.42%       14.85%        (.22)%      17.72%       (1.19)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $19,207       $23,268      $26,965      $19,395      $13,503         $229
Ratio of expenses to average net assets         2.61%(c)      2.58%(d)     2.53%        2.54%        2.78%        2.57%(c)
Ratio of net investment income (loss) to
  average assets                               (1.69)%(c)     (.51)%       (.47)%       (.88)%      (1.12)%        .08%(c)
Portfolio turnover rate                          135%           94%          78%         119%          97%          94%
Average commission rate paid(e)               $.0334        $.0363           --           --           --           --


See footnote summary on page 21.


20



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                            ADVISOR CLASS
                                                     --------------------------
                                                       SIX MONTHS   OCTOBER 2,
                                                          ENDED       1996(F)
                                                      DECEMBER 31,      TO
                                                          1997       JUNE 30,
                                                      (UNAUDITED)      1997
                                                     ------------  ------------
Net asset value, beginning of period                     $18.67      $17.96

INCOME FROM INVESTMENT OPERATIONS
Net investment gain (loss)(a)                              (.07)        .16
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           (1.27)       1.78
Net increase (decrease) in net asset value
  from operations                                         (1.34)       1.94

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.07)       (.15)
Distributions from net realized gains on
  investments and foreign currency transactions           (1.21)      (1.08)
Total dividends and distributions                         (1.28)      (1.23)
Net asset value, end of period                           $16.05      $18.67

TOTAL RETURN
Total investment return based on net asset value(b)       (7.38)%     11.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $41,242      $8,697
Ratio of expenses to average net assets(c)                 1.64%       1.69%(d)
Ratio of net investment income (loss) to
  average net assets(c)                                    (.84)%      1.47%
Portfolio turnover rate                                     135%         94%
Average commission rate paid                             $.0334      $.0363


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.
(d) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended June 30, 1997, the net expense ratio was 1.73%, 2.58%, 2.56% and 1.69% for Class A, B, C and Advisor Class shares, respectively.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

(f)  Commencement of distribution.


21



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN STOGA (1)

OFFICERS
A. RAMA KRISHNA, SENIOR VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN M. BEINHACKER, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
FRANCIS P. REEVES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of Audit Committee.


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THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


23



ALLIANCE INTERNATIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

INTSR